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                                       AUGUST 25, 1996 - INFORMATION ON DISTRIBUTION      EXHIBIT 28.4
                                                      TO CERTIFICATEHOLDERS

Bear Stearns Mortgage Securities Inc.
Mortgage Pass-Through Certificates, Series 1996-2
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                        Principal Amt
            Original    Outstanding                                                          Ending
  Cert.     Principal     Prior to    Interest   Interest      Interest    Principal      Principal Amount
  Class      Amount      Distribution   Rate     Accrued     Distributed    Payable        Outstanding

   1-A     $30,088,323   $29,437,817    7.000%    $172,387      $172,387     $198,029      $29,239,788



           $30,088,323   $29,437,817              $172,387      $172,387     $198,029      $29,239,788






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